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                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("First Amendment") made and delivered as of the 26th day of October, 2000, by and between SUPERIOR CONSULTANT HOLDINGS CORPORATION (the "Company"), and COMERICA BANK (the "Bank").

                                   WITNESSETH

         WHEREAS, the Company and the Bank have previously entered into a certain Amended and Restated Credit Agreement, dated as of September 12, 2000 (the "Credit Agreement"); and

         WHEREAS, the Bank and the Company desire to amend the Credit Agreement to modify certain provisions of the Credit Agreement; and

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Company and the Bank agree as follows:

         1. The definition of "Borrowing Base" set forth in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

            "'Borrowing Base' shall mean as of any date of determination an amount equal to sixty five percent (65%) of Company's Eligible Accounts, less an amount equal to the Transition Loan Balance as of such date of determination."

         2. Subparagraph (a) of the definition of "Eligible Account" is amended to change the reference to "one hundred twenty (120) days" to "ninety (90) days".

         3. The Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Credit Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Credit Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of the Company set forth in Sections 6.1 through
6.17 of the Credit Agreement are, taking into account all waivers and consents heretofore given by the Bank to the Company, true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; and (c) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Credit Agreement, has occurred and is continuing as of the date hereof.



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         4. Except as expressly amended herein, the Credit Agreement shall remain in full force and effect, and the Company hereby ratifies, confirms, and agrees to be bound by the terms of the Credit Agreement as amended hereby.

         IN WITNESS WHEREOF, the Company and the Bank have caused this First Amendment to be executed by their duly authorized officials as of the day and year first written above.

                                        SUPERIOR CONSULTANT HOLDINGS CORPORATION


                                        By: /s/ JAMES T. HOUSE
                                           -------------------------------------

                                        Its: Vice President and Chief
                                             Financial Officer
                                            ------------------------------------


                                        COMERICA BANK

                                        By: /s/ NORMAN L. BIRD
                                           -------------------------------------

                                        Its: Vice President